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                                                                   EXHIBIT 23(b)

                   CONSENTS OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Peoples Heritage Financial Group, Inc.

     We consent to incorporation by reference in the Registration Statement on Form S-4 of Peoples Heritage Financial Group, Inc. ("Peoples Heritage") of (i) our report dated January 19, 1999, which appears in the Annual Report on Form 10-K for the year ended December 31, 1998 of Peoples Heritage, and (ii) our report dated June 4, 1999, which appears in the Current Report on Form 8-K of Peoples Heritage dated June 10, 1999, relating to the consolidated balance sheets of Peoples Heritage as of December 31, 1998 and 1997 and the related consolidated statements of income, changes in shareholders' equity and cash flows, for each of the years in the three-year period ended December 31, 1998, and to the reference to our firm under the heading "Experts" in the Prospectus/Joint Proxy Statement.

                                                      /s/ KPMG LLP

Boston, Massachusetts
January 25, 2000



The Board of Directors
Banknorth Group, Inc.


     We consent to incorporation by reference in the Registration Statement on Form S-4 of Peoples Heritage Financial Group, Inc. related to the merger with Banknorth Group, Inc. ("Banknorth") of our report dated January 22, 1999 relating to the consolidated balance sheets of Banknorth Group, Inc. and subsidiaries as of December 31, 1998 and 1997 and the related consolidated statements of income, changes in shareholders' equity and cash flows, for each of the years in the three-year period ended December 31, 1998, which report appears in the 1998 Annual Report on Form 10-K of Banknorth, and to the reference to our firm under the heading "Experts" in the Prospectus/Joint Proxy Statement.

                                                            /s/ KPMG LLP

Albany, New York
January 25, 2000


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The Board of Directors
Banknorth Group, Inc.:

         Re: Registration Statement filed by Peoples Heritage Financial
             Group, Inc. related to the merger with Banknorth Group, Inc.

With respect to the subject Registration Statement on Form S-4, we acknowledge our awareness of the use therein of our reports dated April 16, 1999, July 16, 1999 and October 22, 1999 related to our reviews of consolidated interim financial information.

Pursuant to Rule 436(c) under the Securities Act of 1933, such reports are not considered part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Securities Act of 1933.

                                                      /s/ KPMG LLP


Albany, New York
January 25, 2000